DIVESTITURE	12 Months Ended
Jan. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
DIVESTITURE	DIVESTITURE
On December 1, 2022 Cognyte sold SIS to Volaris. The sale was accomplished by $42.4 million in cash purchase and $4.7 million in hold back (recorded in Prepaid expenses and other current assets). The sale included equity interests, assets and liabilities attributable to the SIS business for a total consideration of $47.1 million, plus a performance based earn-out, if and to the extent earned. The SIS sale resulted in a pre-tax gain on sale of $5.8 million, net of $4.7 million closing costs included in Other income (expenses), net in the consolidated statements of operations. The sale price is subject to adjustment based on changes in actual closing net working capital. Final potential working capital adjustments are pending.

In connection with the sale, the Company and Volaris entered into a transition services agreement whereby the Company provides certain post-closing services to Volaris related to the business of SIS.

The transaction did not meet the criteria set forth in ASC 205-20 for discontinued operations as it did not reflect a significant strategic shift that would have a major effect on the Company's operations or financial results.

The following is a summary of the assets and liabilities distributed as part of the SIS Sale on December 1st, 2022:

As of December 1,
(in thousands)	2022
Current assets:
Accounts receivable	5,217
Contract assets, net	2,091
Inventories	731
Prepaid expenses and other current assets	402
Total current assets	8,441
Property and equipment, net	1,409
Operating lease right-of-use assets	648
Goodwill	31,865
Intangible assets, net	415
Deferred income taxes	162
Other assets	3,392
Total assets	$46,332

Current liabilities:
Accounts payable	$1,327
Accrued expenses and other current liabilities	1,231
Contract liabilities	5,752
Total current liabilities	8,310
Long-term contract liabilities	946
Operating lease liabilities	461
Total liabilities	$9,717